UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)
(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On July 31, 2017, the independent members of the Board of Directors approved grants of two options (each, an “Option”) to purchase shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) to Douglas J. Malone, the Company’s Senior Vice President and Chief Financial Officer pursuant to the Company’s Amended and Restated 2011 Incentive Stock Plan (the “Plan”).

Both Options: (i) are not intended to qualify as an “incentive stock option” as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended; (ii) have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant of the Option; (iii) have a term of 10 years from the date of grant of the Option; and (iv) have 15,000 shares of Common Stock subject to the Option.

With respect to one Option, fifty percent (50%) of the shares of Common Stock subject to the Option shall become vested and exercisable on the second year anniversary of the date of grant of the Option and the remaining shares of Common Stock subject to the Option shall become vested and exercisable on the third year anniversary of the date of grant of the Option.

With respect to the second Option, the shares of Common Stock subject to the Option shall become vested and exercisable upon the completion of certain milestones associated with the economic performance of the Company over a three year period (beginning with the date of grant of the Option), as mutually agreed upon by the Compensation Committee of the Company’s Board of Directors and Mr. Malone.

The foregoing is only a brief description of the material terms of the Options and does not purport to be complete and is qualified in its entirety by reference to the Plan and the option agreements evidencing the Options (the “Option Agreements”). Copies of the Option Agreements and the Plan are featured as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and the full text of each of the Option Agreements and the Plan are incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Non-qualified Option Agreement dated as of July 31, 2017, between Hardinge Inc. and Douglas J. Malone
10.2	Non-qualified Option Agreement dated as of July 31, 2017, between Hardinge Inc. and Douglas J. Malone
10.3
Hardinge Inc. Amended and Restated 2011 Incentive Stock Plan (incorporated by reference from Appendix A of the Company’s definitive proxy statement on Schedule 14A, as filed with the Commission on March 28, 2014 (File No. 001-34639))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	August 3, 2017
/s/ Douglas J. Malone
Douglas J. Malone Senior Vice President and Chief Financial Officer